AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 8, 2000
                                                          FILE NOS.  33-9421
                                                                    811-5526
=============================================================================

                     SECURITIES  AND  EXCHANGE  COMMISSION
                            WASHINGTON, D.C. 20549

                            ----------------------

                                   FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       \x\

                          PRE-EFFECTIVE AMENDMENT NO.                      \ \

                        POST-EFFECTIVE AMENDMENT NO. 31                    \x\

                                    AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    \x\

                               AMENDMENT NO. 35                            \x\

                               ----------------

             MUTUAL FUND INVESTMENT TRUST (formerly AVESTA Trust)
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


      1211 Avenue of the Americas, 41st Floor
                 New York, New York                                  10036
      (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)                      (ZIP CODE)


                            --------------------

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (212) 492-1600

                            --------------------

                            George Martinez, Esq.
                          BISYS Fund Services, Inc.
                              3435 Stelzer Road
                             Columbus, Ohio 43219
                (NAME AND ADDRESS OF AGENT FOR SERVICE)


                                   COPY TO:
                                SARAH COGAN, ESQ.
                          SIMPSON THACHER & BARTLETT
                             425 LEXINGTON AVENUE

                           NEW YORK, NEW YORK 10017


It is proposed that this filing will become effective:


\ \  immediately upon filing pursuant      \ \ on    pursuant to paragraph (b)
     to paragraph (b)

\ \  60 days after filing pursuant to      \ \ on April 30, 1999 pursuant to
     paragraph (a)(1)                          paragraph (a)(1)

\X\  75 days after filing pursuant         \ \ on    pursuant to paragraph
     to paragraph (a)(2)                       (a)(2) of Rule 485

If appropriate, check the following box:

\ \ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

         Registrant has previously elected, pursuant to Rule 24f-2 under the Investment Company Act of 1940, to register an indefinite number of units of beneficial interest for sale under the Securities Act of 1933. Registrant's Rule 24f-2 Notice for the fiscal year 1999 was filed on or about March 21, 2000.
================================================================================

-------------------------------------------------------------------------------
SUBJECT TO COMPLETION--___________, 2000
-------------------------------------------------------------------------------

Chase Funds

THIS PROSPECTUS OFFERS:
CLASS A, CLASS B AND CLASS C SHARES

CHASE VISTA H&Q IPO &
EMERGING COMPANY
FUND


This Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[CHASE LOGO]
THE RIGHT RELATIONSHIP IS EVERYTHING.

RHCE-1-1100

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. The prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

 CHASE VISTA H&Q IPO
 & EMERGING COMPANY FUND                    1

---------------------------------------------

 THE FUND'S INVESTMENT ADVISER             34

---------------------------------------------

 HOW YOUR ACCOUNT WORKS                    36

---------------------------------------------

 ABOUT SALES CHARGES                       36

 BUYING FUND SHARES                        38

 SELLING FUND SHARES                       40

 EXCHANGING FUND SHARES                    40

 OTHER INFORMATION CONCERNING THE FUND     41

 DISTRIBUTION ARRANGEMENTS                 42

 DISTRIBUTIONS AND TAXES                   42

 SHAREHOLDER SERVICES                      43

---------------------------------------------

 WHAT THE TERMS MEAN                       45

---------------------------------------------

 HOW TO REACH US                   Back cover

---------------------------------------------

--------------------------------------------------------------------------------
CHASE VISTA H&Q IPO & EMERGING COMPANY FUND
--------------------------------------------------------------------------------

[START SIDEBAR]

Investment Objective

         Chase Vista H&Q IPO Fund's objective is capital appreciation.

Main Investment Strategy

         Chase Vista H&Q IPO Fund seeks to achieve its goal by investing, under normal market conditions, at least 65% of its assets in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering and traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market. The common stocks of these emerging companies will be referred to generally in this Combined Prospectus/Proxy Statement as IPOs.

         Symphony, the sub-adviser to Chase Vista H&Q IPO Fund, has developed a quantitative model which tracks historical IPO performance. At the time of an initial public offering, Symphony will purchase IPO shares that meet certain minimum quantitative criteria for offering size, issuer market capitalization and lead underwriter, among other factors. Symphony will attempt to purchase these shares directly from the underwriters, at the offering price. If shares cannot be obtained at the offering price, they will be purchased in the secondary market. For a period of up to 18 months after an initial public offering of shares, Symphony will also purchase such IPO shares based upon the above criteria and certain aftermarket criteria, such as analyst ratings, price, performance, valuation relative to the industry and insider activity. IPO shares held by Chase Vista H&Q IPO Fund will be sold based upon similar aftermarket criteria. Chase Vista H&Q IPO Fund normally expects to sell most of its IPO holdings within a year of purchase. When making investment decisions, the Symphony will employ qualitative, as well as quantitative, techniques and will emphasize issuers with growth characteristics.

         When Symphony believes that the number or quality of IPOs available for Chase Vista H&Q IPO Fund investment is inadequate, Symphony intends to invest in futures contracts or participations based on equity indexes, such as the S&P 500-Registered Trademark-Index, Russell 2000-Registered Trademark- Index or Wilshire 4500-Registered Trademark- Index. Symphony may also purchase non-IPO equity securities (including common stocks, preferred stocks, convertible securities and warrants) issued primarily by companies which have capitalizations of $1 billion or less at the time of investment. Pending investment and to provide liquidity for redemptions, Chase Vista H&Q IPO Fund may also hold its assets in cash and cash equivalent instruments, such as money market mutual funds, Treasury bills, commercial paper and repurchase agreements. Chase Vista H&Q IPO Fund's investment in assets other than IPOs will, in normal circumstances, be limited to 35% of its assets. Chase Vista H&Q IPO Fund may not achieve its investment objective during periods when it has taken a temporary defensive position because of adverse market, economic, political or other conditions.

         The Chase Vista H&Q IPO Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

         Although the Chase Vista H&Q IPO Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Chase Vista Small Cap Equity Fund may put any amount of its assets in these types of investments.

         During unusual market conditions, the Chase Vista H&Q IPO Fund may invest up to 20% of its assets in U.S. Government obligations.

         The Chase Vista H&Q IPO Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Chase Vista H&Q IPO Fund may use derivatives to hedge various market risks or to increase the Chase Vista H&Q IPO Fund's income or gain.

         The Chase Vista H&Q IPO Fund may change any of these investment policies (including its investment objective) without shareholder approval.

         The main investment risks

         All mutual funds carry a certain amount of risk. An investor in Chase Vista H&Q IPO Fund may lose money on his or her investment in Chase Vista H&Q IPO Fund. Here are some of the specific risks of investing in Chase Vista H&Q IPO Fund.

         Chase Vista H&Q IPO Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

         The value of shares of Chase Vista H&Q IPO Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for in Chase Vista H&Q IPO Fund's portfolio.

         Unique Nature of IPOs. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs, such as Chase Vista H&Q IPO Fund, can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

         Small Companies. To the extent the Chase Vista H&Q IPO Fund invests in non-IPO equity securities of companies with small capitalizations, it will be subject to certain risks thereof. The value of an investment in Chase Vista H&Q IPO Fund is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

         Market Volatility. Stock markets will fall periodically. As with any investment whose performance is tied to stock markets, the value of an investment in Chase Vista H&Q IPO Fund will fluctuate, which means that investors could lose money.

         Political and Economic Factors. Many factors can affect stock market performance. Political and economic news can influence market-wide trends. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on IPOs and, therefore, may have a significant impact on Chase Vista H&Q IPO Fund.

         Lack of Quality IPOs. The number or quality of IPOs available for Chase Vista H&Q IPO Fund to purchase may be inadequate for extended periods of time. During such periods, Chase Vista H&Q IPO Fund will not be able to implement its main investment strategy. This could significantly and adversely affect Chase Vista H&Q IPO Fund's investment return. H&Q IPO Fund was closed to new investors from [____] to [____] due to the lack of available investment opportunities.

         Industry Concentration Risks. The IPO market tends to favor certain industries from time to time. As a result, the companies in which Chase Vista H&Q IPO Fund invests at any given time may represent a limited number of industries, and Chase Vista H&Q IPO Fund's share price may be subject to greater volatility. Currently, the industry comprised of Internet-related companies is one of the industries favored by the IPO market.

         Contractual Restrictions. Chase Vista H&Q IPO Fund may agree to contractual restrictions on its resale of certain IPOs. These restrictions, known as "lock-ups," will typically extend from 30 to 180 days after the initial public offering. During the period of the lock-up, Chase Vista H&Q IPO Fund will not be able to sell these securities and the value of these securities may decline as a result of adverse market movements.

         Conflict of Interest. The investment adviser may appear to have a conflict of interest when Chase Vista H&Q IPO Fund purchases IPOs from underwriting syndicates in which Chase Securities, Inc., the Fund's distributor or any affiliate of such persons acts as a member or manager Chase Vista H&Q IPO Fund will not purchase IPOs directly from Chase Securities, Inc. and its affiliates, and the Fund otherwise intends to conduct these purchases in compliance with applicable SEC rules.

         Pricing Risk. Chase Vista H&Q IPO Fund may be unable to purchase IPOs at the offering price. The price of IPO shares in the aftermarket may greatly exceed the offering price, making it more difficult for Chase Vista H&Q IPO Fund to realize a profit.

         Turnover Costs; Capital Gains. Chase Vista H&Q IPO Fund normally expects to sell most of its IPO holdings within a year. This turnover of Chase Vista H&Q IPO Fund's portfolio will increase the Fund's transaction costs. Some gains from such sales will also be treated as short-term capital gains, taxable as ordinary income to Chase Vista H&Q IPO Fund's shareholders. Such capital gains are taxable at higher rates than long-term capital gains.

Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce Chase Vista H&Q IPO Fund's returns.

         Redemptions. Chase Vista H&Q IPO Fund may have to sell stocks at a loss in order to pay for sales by its shareholders. Sales are more likely to occur when prices of IPO stocks are declining, and prices of IPO stocks may fall more rapidly than those of other securities.

         Limited Operating History. Chase Vista H&Q IPO Fund has no operating history, and Symphony's model has only been previously implemented by one mutual fund, H&Q IPO Fund, which has been in operation since October, 1999. The model is based largely on a limited period of past market performance and may fail to anticipate shifts in market dynamics over time.

         Reliance on Financial Data. Symphony's model relies on market and other data complied from other sources, primarily IPO Edge, a leading provider of IPO information. If this information were to become unavailable or unreliable, Chase Vista H&Q IPO Fund's investment strategy could be disrupted.

         Foreign Investments. Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of Chase Vista H&Q IPO Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

         In early 1999, the European Monetary Union implemented a new currency called the "euro". It is possible that the euro could increase volatility in financial markets, which could have a negative effect on the value of shares of Chase Vista H&Q IPO Fund.

         Convertible Securities. The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

         Other Investments. If Chase Vista H&Q IPO Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where Chase Vista H&Q IPO Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

         Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed Chase Vista H&Q IPO Fund's original investment.

CHASE VISTA H&Q IPO & EMERGING COMPANY FUND

The Fund's past performance

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The Fund's inception was in February 2001. Performance information prior to that date is based on that of H&Q IPO & Emerging Company Fund, which transferred all of its assets and liabilities in the Fund pursuant to a reorganization in February 2001.

The S&P 500 Index is an unmanaged, broad-based index of 500 companies and is generally considered to represent the U.S. market.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.[LOGO]

YEAR-BY-YEAR RETURNS

Past performance does not predict how
this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower.

[START BAR CHART]

           2000
           00.00%

-----------------------------
  BEST QUARTER         --.--%
-----------------------------
            ___ quarter, ____

-----------------------------
  WORST QUARTER        --.--%
-----------------------------
            ___ quarter, ____

AVERAGE ANNUAL TOTAL RETURNS

For the periods ending December 31, 2000

                               PAST 1 YEAR   SINCE INCEPTION
-------------------------------------------------------------------------
 CLASS A SHARES
-------------------------------------------------------------------------
 CLASS B SHARES
-------------------------------------------------------------------------
 CLASS C SHARES
-------------------------------------------------------------------------
 S&P 500
-------------------------------------------------------------------------

The performance for the Class A shares reflects the deduction of the maximum front end sales load. The performance for Class B and C shares reflects the deduction of the applicable contingent deferred sales load.

CHASE VISTA H&Q IPO & EMERGING COMPANY FUND

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                  MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                  (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                  SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                  OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------
 CLASS A SHARES   5.75%                       NONE
--------------------------------------------------------------------------
 CLASS B SHARES   NONE                        5.00%
--------------------------------------------------------------------------
 CLASS C SHARES   NONE                        1.00%
--------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                  TOTAL ANNUAL
CLASS OF   MANAGEMENT   DISTRIBUTION   OTHER      FUND OPERATING
SHARES     FEE          (12B-1) FEES   EXPENSES   EXPENSES
--------------------------------------------------------------------------
 CLASS A   0.65%        0.25%          0.38%       1.28%#
--------------------------------------------------------------------------
 CLASS B   0.65%        0.75%          0.38%       1.78%#
--------------------------------------------------------------------------
 CLASS C   0.65%        0.75%          0.38%       1.78%#
--------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

* The table is based on expenses for the current fiscal year.

# Adjusted to reflect current expense arrangements.

The table does not reflect charges or credits which you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

o you invest $10,000

o you sell all your shares at the end of the period

o your investment has a 5% return each year

o you reinvest all your dividends, and

o the Fund's operating expenses are not waived and remain the same as shown above.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                1 YEAR    3 YEARS   5 YEARS     10 YEARS
-------------------------------------------------------------------------
 CLASS A*       $--       $--       $--         $--
-------------------------------------------------------------------------
 CLASS B **     $--       $--       $--         $--***
-------------------------------------------------------------------------
 CLASS C **     $--       $--       $--         $--
-------------------------------------------------------------------------

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                1 YEAR    3 YEARS   5 YEARS     10 YEARS
-------------------------------------------------------------------------
 CLASS B        $--       $--       $--         $--***
-------------------------------------------------------------------------
 CLASS C        $--       $--       $--         $--
-------------------------------------------------------------------------

  * Assumes sales charge is deducted when shares are purchased.

 ** Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

--------------------------------------------------------------------------------
THE FUNDS' INVESTMENT ADVISER
--------------------------------------------------------------------------------

     Chase Fleming Asset Management (USA) Inc. (CFAM) is the investment adviser to the Fund. CFAM is a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company ("CMC"). CFAM is located at 1211 Avenue of the Americas, 41st Floor, New York, New York 10036. CFAM is entitled to receive an annual fee equal to 0.65% of the average daily net assets of the Fund.

     The investment sub-adviser to CFAM (responsible for the day-to-day operations of the Fund) will be Symphony Asset Management, LLC (Symphony). Symphony is located at 555 California Street, Suite 2975, San Francisco, California 94104.

     Ross Sakamato, who has been a portfolio manager at Symphony since 1996, is responsible for H&Q IPO Fund's day-to-day management. Prior to 1996, he was a Principal in the Investment Strategies Group of Barclays Global Investors and its predecessors.

--------------------------------------------------------------------------------
HOW YOUR ACCOUNT WORKS
--------------------------------------------------------------------------------

About sales charges

There's a sales charge to buy shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You have a choice of three different kinds of charges. Class A shares have a charge you pay when you invest. Class B shares have a deferred sales charge. You don't pay any charge when you buy the Class B shares, but you may have to pay a charge when you sell them, depending on how long you hold them. Class C shares also have a deferred sales charge you may have to pay if you sell your shares within one year of buying them.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

                    TOTAL SALES CHARGE
                AS % OF THE
                OFFERING       AS % OF
AMOUNT OF       PRICE          NET AMOUNT
INVESTMENT      PER SHARE      INVESTED
-----------------------------------------
LESS THAN
$100,000        5.75%          6.10%
-----------------------------------------
$100,000
BUT UNDER
$250,000        3.75%          3.90%
-----------------------------------------
$250,000
BUT UNDER
$500,000        2.50%          2.56%
-----------------------------------------
$500,000
BUT UNDER
$1 MILLION      2.00%          2.04%
-----------------------------------------

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's a percentage of the original purchase price or the current value of the shares, whichever is lower. As the table shows, the deferred sales charge gets lower the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

YEAR           DEFERRED SALES CHARGE
-----------------------------------------
    1          5%
-----------------------------------------
    2           4%
-----------------------------------------
    3           3%
-----------------------------------------
    4           3%
-----------------------------------------
    5           2%
-----------------------------------------
    6           1%
-----------------------------------------
    7           None
-----------------------------------------
    8           None
-----------------------------------------

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It's equal to 1% of the original purchase price or the current value of the shares, whichever is lower. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL

Vista Fund Distributors Inc. (VFD) is the distributor for the Fund. It's

HOW YOUR ACCOUNT WORKS

a subsidiary of BISYS Group, Inc. and is not affiliated with Chase. The Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B and Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the amount you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund operating expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you.[LOGO]

Buying Fund shares

You can buy shares three ways:

Through your investment representative

Tell your representative which Fund you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

Through the Chase Funds Service Center
Call 1-888-524-2730

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

Chase Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

Through a Systematic Investment Plan

You can make regular automatic purchases of at least $100. See There's more on the Systematic Investment Plan later in this document.

                          --------------------------

Whether you choose Class A, Class B or Class C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the Chase Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The Chase Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The Chase Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the Chase Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

      ------------------------------
      THE CHASE FUNDS SERVICE CENTER
      ------------------------------
      1-888-524-2730
      ------------------------------

MINIMUM INVESTMENTS

                    INITIAL        ADDITIONAL
TYPE OF ACCOUNT     INVESTMENT     INVESTMENTS
  REGULAR
  ACCOUNT           $2,500         $100
  SYSTEMATIC
  INVESTMENT
  PLAN              $1,000         $100
  IRAS              $1,000         $100
  SEP-IRAS          $1,000         $100
  EDUCATION
  IRAS              $  500         $100

Make your check out to Chase Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can't sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you'll be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the Chase Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not

HOW YOUR ACCOUNT WORKS

issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

Selling Fund shares

You can sell your shares three ways:

Through your investment representative

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the Chase Funds Service Center. Your representative might charge you for this service.

Through the Chase Funds Service Center

Call 1-888-524-2730. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell $25,000 or more worth of Funds by phone, we'll send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

Chase Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

Through a Systematic Withdrawal Plan

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

                          --------------------------

You can sell your shares on any day the Chase Funds Service Center is accepting purchase orders. You'll receive the next NAV calculated after the Chase Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the Chase Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We won't accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You'll need to have signatures guaranteed for all registered owners or their legal representative if:

o you want to sell shares with a net asset value of $100,000 or more

o you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the Chase Vista Funds Service Center for more details.

Exchanging Fund shares

You can exchange your shares for shares of the same class of certain other Chase Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares three ways:

Through your investment representative

Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the Chase Funds Service Center. Your representative might charge you for this service.

Through the Chase Funds Service Center

Call 1-888-524-2730 to ask for details.

Through a Systematic
Exchange Plan

You can automatically exchange money from one Chase account to another of the same class. Call the Chase Funds Service Center for details.

                           ------------------------

If you exchange Class B shares of a Fund for Class B shares of another Chase Vista Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You'll need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.[LOGO]

Other information
concerning the Fund

We may close your account if the balance falls below $500 because you've sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the Chase Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

HOW YOUR ACCOUNT WORKS


Chase and/or VFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

The Fund may issue multiple classes of shares. This prospectus relates to Class A, Class B and Class C shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

Chase and its affiliates and the Fund and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.[LOGO]

Distribution arrangements

The Fund's distributor is Vista Fund Distributors Inc., which we call VFD in this prospectus. VFD is a subsidiary of The BISYS Group, Inc. and is not affiliated with Chase.

The Fund has adopted a Rule 12b-1 distribution plan for Class A, Class B and Class C shares. It provides for payment of distribution fees at an annual rate of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B and Class C shares of the Fund.

The money from these payments is used to compensate the Fund's distributor and broker-dealers for the services they provide and the expenses they incur selling Investor Class shares. Payments are not tied to the actual expenses incurred.

Because 12b-1 expenses are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.[LOGO]

Distributions and taxes

The Fund can earn income and it can realize capital gains. The Fund deducts any expenses and pay these earnings out to shareholders as distributions. The Fund distributes any net investment income at least annually. Net capital gain is distributed at least annually.

You have three options for your distributions if your financial services firm offers them. You may:

o reinvest all of them in additional Fund shares;

o take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and

o reinvest distributions of net capital gain in additional shares; or

o take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If we reinvest your distributions, they will be in the same class of shares. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on dividends earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

For tax purposes, an exchange is treated as selling Fund shares. This will generally result in a capital gain or loss to you.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation.[LOGO]

Shareholder services

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically debited from your checking or savings account. You must make an initial deposit of at least $1,000 to start the plan.

You can set up a plan when you open an account by completing the appro- priate section of the application.

Current shareholders can join by send- ing a signed letter and a deposit slip or void check to the Chase Funds Service Center. Call 1-888-524-2730 for complete instructions.

SYSTEMATIC WITHDRAWAL PLAN

You can make regular withdrawals of $50 or more. You can have automatic withdrawals made monthly, quarterly or

HOW YOUR ACCOUNT WORKS

semiannually. Your account must contain at least $5,000 to start the plan. Call 1-888-524-2730 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one Chase account to another on a regular basis. It's a free service.

TELEPHONE PRIVILEGES

You can buy, sell and exchange your shares by calling the Chase Funds Service Center. Telephone privileges are provided automatically, unless you tell us otherwise on your account application.[LOGO]

What The Terms Mean


DEPOSITARY RECEIPTS: instruments which are typically issued by financial institutions and which represent ownership of securities of foreign corporations. Depositary receipts are usually designed for use on U.S. and European securities exchanges.

DISTRIBUTION FEE: a fee that covers the cost of the distribution system used to sell shares to the public.

FUNDAMENTAL RESEARCH: method which concentrates on "fundamental" information about an issuer, such as its financial statements, history, management, etc.

GROWTH APPROACH: approach which focuses on identifying securities of companies whose earnings growth potential appears to the manager to be greater than the market in general and whose growth in revenue is expected to continue for an extended period.

MANAGEMENT FEE: a fee paid to the investment adviser to manage the Fund and make decisions about buying and selling the Fund's investments.

OTHER EXPENSES: miscellaneous items, including transfer agency, custody and registration fees.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

HOW YOUR ACCOUNT WORKS


TECHNICAL ANALYSIS: method which focuses on historical price trends in an attempt to predict future price movements.

VALUE APPROACH: approach which focuses on identifying securities that the adviser believes are undervalued by the market, as measured by certain financial formulas.[LOGO]

                       THIS PAGE INTENTIONALLY LEFT BLANK

--------------------------------------------------------------------------------
HOW TO REACH US
--------------------------------------------------------------------------------

More information

You'll find more information about the Fund in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS Our annual and semi-annual reports contain more information about the Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

(SAI) The SAI contains more detailed information about the Fund and its policies. By law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-888-524-2730 or writing to:

Chase Funds Service Center
P.O. Box 219211
Kansas City, MO 64121-9210

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.chasefunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

Public Reference Section of the SEC
Washington, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Fund is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5526

(C)2000 The Chase Manhattan Corporation. All Rights Reserved.

[CHASE LOGO]

Chase Funds Fulfillment Center
393 Manley Street
West Bridgewater, MA 02379-1039

[LOGO
CHASE VISTA FUNDS]

                                                                    STATEMENT OF
                                                          ADDITIONAL INFORMATION
                                                               [January 2, 2001]

                          IPO & EMERGING COMPANY FUND

        1211 Avenue of the Americas, 41st Floor, New York, New York 10081

     This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus offering shares of the Fund. This Statement of Additional Information should be read in conjunction with the Prospectus offering shares of IPO & Emerging Company Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectus. Copies of the Prospectus may be obtained by an investor without charge by contacting Vista Fund Distributors, Inc. ("VFD"), the Fund's distributor (the "Distributor"), at the above-listed address.

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

For more information about your account, simply call or write the Vista Service Center at:

1-800-34-VISTA
Vista Service Center
P.O. Box 419392
Kansas City, MO 64141

                                                                   XXXX-SAI-1000

Table of Contents                                                                       Page
--------------------------------------------------------------------------------------------
The Fund  ............................................................................     3
Investment Policies and Restrictions .................................................     3
Performance Information ..............................................................    26
Determination of Net Asset Value .....................................................    28
Purchases, Redemptions and Exchanges .................................................    28
Distributions; Tax Matters ...........................................................    33
Management of the Trust and the Fund  ................................................    39
Independent Accountants ..............................................................    53
Certain Regulatory Matters ...........................................................    53
General Information ..................................................................    53
Appendix A--Description of Certain Obligations Issued or Guaranteed by U.S. Government
 Agencies or Instrumentalities .......................................................   A-1
Appendix B--Description of Ratings ...................................................   B-1

                                    THE FUND

     Mutual Fund Investment Trust (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on [May 11, 1987]. The Trust presently consists of [ ] separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the IPO & Emerging Company Fund (the "Fund") are referred to in this Statement of Additional Information as the "Shares."

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Fund.

     The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Fund. The Chase Manhattan Bank ("Chase") is the investment adviser for the Fund. Chase also serves as the administrator of the Trust, including the Fund. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

                      INVESTMENT POLICIES AND RESTRICTIONS

                               Investment Policies

     The Prospectus sets forth the investment policies of the Fund. The following information supplements and should be read in conjunction with the related sections of the Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

     U.S. Government Securities. The Fund may invest in U.S. Government securities. U.S. Government Securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government to purchase certain obligations of the U.S. Government agency or instrumentality or
(d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. Government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. Government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. Government Securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. Government agencies and instrumentalities, see Appendix A.

     In addition, certain U.S. Government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields that are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if the Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, if the Fund invests in such securities, the Fund normally is required to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

     Bank Obligations. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

     Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which the Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

     Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Fund in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

     Foreign Securities. For purposes of the Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenues or profits from such country or has at least 50 percent of its assets situated in such country.

     Depositary Receipts. The Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Fund treats Depositary Receipts as interests in the underlying securities for purposes of its investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Supranational Obligations. The Fund may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

     Money Market Instruments. The Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. Government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

     Corporate Reorganizations. In general, securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholder of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of the Fund and increase its brokerage and other transaction expenses.


     [Loan Participations. The Fund may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Fund may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Fund's ability to dispose of particular assignments or participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Fund will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Fund may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund's portfolio and calculating its net asset value. The Fund will not invest more than 15% of the value of its net assets in participations and assignments that are illiquid, and in other illiquid securities.]

     Brady Bonds. The Fund may invest in Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 10 and 30 years from the date of issuance. The following countries have issued Brady Bonds: Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Mexico, Morocco, Nigeria, the Philippines, Poland, Uruguay and Venezuela. In addition, other countries may announce plans to issue Brady Bonds. The Fund may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

     Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Fund may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

     In addition to Brady Bonds, the Fund may invest in governmental obligations which may be issued as a result of other debt restructuring agreements.

     Repurchase Agreements. The Fund may enter into repurchase agreements. Repurchase agreements are agreements to purchase and resell securities at an agreed-upon price and time. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which the Fund is permitted to invest. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by the Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by the Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Fund's restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

     Borrowings and Reverse Repurchase Agreements. The Fund may borrow money from banks for temporary or short-term purposes, but will not borrow to buy additional securities, known as "leveraging." The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed upon price and date. The Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest.) The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

     Forward Commitments. The Fund may purchase securities on a forward commitment basis. In order to invest the Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of the Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of the Fund's commitments securities will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

     Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the Fund's portfolio are sub-ject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in economic conditions including the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

     To the extent the Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

     Investment Grade Debt Securities. The Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by S&P, Baa or higher by Moody's, rated at an equivalent level by another national rating organization or, if unrated, determined by the advisers to be of comparable quality.

     Stripped Obligations. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer. The Fund may invest up to 20 percent of its total assets in stripped obligations where the underlying obligation is backed by the full faith and credit of the U.S. Government.

     Indexed Investments. The Fund may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

     Warrants and Rights. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     Illiquid Securities. For purposes of its limitation on investments in illiquid securities, the Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. ("Section 4(2) paper") Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

     One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for a particular Rule 144A security or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell and buy such security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Fund's purchases and sales of Rule 144A securities and Section 4(2) paper.

     Stand-By Commitments. The Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, the Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles the Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by the Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

     Securities Loans. To the extent specified in its Prospectus, the Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of the Fund's total assets. In connection with such loans, the Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. The Fund can increase its income through the investment of such collateral. The Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by the Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. The Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with the Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the consideration to be earned from such loans justifies the risk.

     Other Investment Companies. Apart from being able to invest all of its investable assets in another investment company having substantially the same investment objectives and policies, the Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purposes of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

        Additional Policies Regarding Derivative and Related Transactions

     Introduction. As explained more fully below, the Fund may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

     Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways:
First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for the Fund.

     The Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. Government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

     The value of some derivative or similar instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Fund--the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers inaccurately forecasts such factors and has taken positions in derivative or similar instruments contrary to prevailing market trends, the Fund could be exposed to the risk of a loss. The Fund may not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

     Set forth below is an explanation of the various derivatives strategies and related instruments the Fund may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Fund's current prospectus as well as provide useful information to prospective investors.

     Risk Factors. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments: There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The advisers may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. The Fund is not required to use any hedging strategies and strategies not involving hedging involve leverage and may increase the risk to the Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to the Fund than hedging strategies using the same instruments.

     There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position or liquidating securities to fund redemptions. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts, foreign exchanges or foreign boards of trade, there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, the Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

     Specific Uses and Strategies. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by the Fund.

     Options on Securities, Securities Indexes, Currencies and Debt Instruments. The Fund may purchase, sell or exercise call and put options on: securities; securities indexes; currencies; or debt instruments. Specifically, the Fund may
(i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments), (ii) enter into swaps, futures contracts and options on futures contracts, (iii) employ forward currency and interest rate contracts and (iv) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

     Although in most cases these options will be exchange-traded, the Fund may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

     One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. The Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, the Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. The Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Fund will not write uncovered options.

     In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, the Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

     If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, the Fund may be unable to close out a position.

     Futures Contracts and Options on Futures Contracts. The Fund may purchase or sell: interest-rate futures contracts; stock index futures contracts; foreign currency futures contracts; futures contracts on specified instruments or indices; and options on these futures contracts (collectively, "futures options").

     The futures contracts and futures options may be based on various instruments or indices in which the Fund may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices, economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

     Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, the Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where the Fund intends to acquire an instrument or enter into a position. For example, the Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

     When writing or purchasing options, the Fund may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Fund may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

     Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Fund will only enter into futures contracts or options or futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

     Forward Contracts. The Fund may enter into forward contracts. The Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

     Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. The Fund may invest in securities denominated in foreign currencies and may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, the Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

     The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from investments or anticipated investments in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

     The Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

     Interest Rate and Currency Transactions. The Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of the Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that the Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

     The Fund will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that the Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, the Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Fund expects to achieve an acceptable degree of correlation between its portfolio investments and its interest rate or currency swap positions.

     The Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

     The Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by the Fund. In addition, the Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

     The Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. The Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

     Structured Products. The Fund may invest in structured products. Structured products are interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation partnership, limited liability company or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. The Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

     The Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When the Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. The Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although the Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of the Fund's fundamental investment limitation related to borrowing and leverage.

     Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, an investment in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

     Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

     Additional Restrictions on the Use of Futures and Option Contracts. The Fund is not a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that the Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

     When the Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with the Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

                             Investment Restrictions

     The Fund has adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of the Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) at least 67% of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

     The Fund may not:

          (1) borrow money, except that the Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 33-1/3% of its net assets to secure such borrowings. Any borrowings representing more than 5% of total assets must be repaid before the Fund may make additional investments;

          (2) make loans, except that the Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and (iii) lend portfolio securities with a value not in excess of 33-1/3% of the value of its total assets;

          (3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to the Fund's permissible futures and options transactions in U.S. Government securities, positions in such options and futures shall not be subject to this restriction;

          (4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent the Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

          (5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by the Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

          (6) issue any senior security (as defined in the 1940 Act), except that (a) the Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) the Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, the Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

          (7) underwrite securities issued by other persons except insofar as the Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

     In addition, as a matter of fundamental policy, the Fund may not:

          (8) make or guarantee loans to any person or otherwise become liable for or in connection with any obligation or indebtedness of any person without the prior written consent of the Trustees, provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investments in government bonds, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

          (9) invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

          (10) deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

          (11) purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

     In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (2) above, loan participations are considered to be debt instruments. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

     For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by the Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

     In addition, the Fund is subject to the following nonfundamental restrictions which may be changed without shareholder approval:

          (1) The Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of an issuer.

          (2) The Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of the Fund. The Fund does not have the current intention of making short sales against the box.

          (3) The Fund may not purchase or sell interests in oil, gas or mineral leases.

          (4) The Fund may not invest more than 15% of its net assets in illiquid securities.

          (5) The Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to the Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

          (6) Except as specified above, the Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

          (7) The value of the Fund's investments in holdings of options and warrants (other than those held for hedging purposes) may not exceed 15% of the total net asset value of the Fund.

          (8) The Fund may not make any investment in assets that involve assumption of any liability that is unlimited, or acquire any investments that are for the time being nil paid or partly paid, unless according to the terms of the issue thereof any call to be made thereon could be met in full out of cash by the Fund's portfolio.

          (9) The Fund may not sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domicillary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (i) at a price determined by current publicly available quotations, or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

          For purposes of the Fund's investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

          With respect to the Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed-income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of the Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

          In order to permit the sale of its shares in certain states, the Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should the Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state involved. In order to comply with certain regulatory policies, as a matter of operating policy, the Fund will not: (i) invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation; provided that this restriction shall not apply to investments in a Mauritius Portfolio Company, (ii) invest in warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges, or (iii) purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or director of the adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value; provided, however, that this restriction shall not apply to investments in a Mauritius Portfolio Company.

          If a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                 Portfolio Transactions and Brokerage Allocation

     Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to the Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

     The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase the Fund's transaction costs and the possibility of taxable short-term gains, as well as make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains. The Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

     Because the Fund is new, there exists no portfolio turnover criteria for the Fund.

     Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to the Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

     Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to the Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

     Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Fund to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Fund and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Fund. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Fund and their reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

     The management fees that the Fund pays to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser and sub-advisers in carrying out their obligations to the Fund. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

     In certain instances, there may be securities that are suitable for the Fund as well as one or more of the adviser's or sub-adviser's, other clients. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Fund and other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

     Because the Fund is new, there exists no historical brokerage commission data to report.

     No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                             PERFORMANCE INFORMATION

     From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of the Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of the Fund or its classes. The Fund's performance may be compared with indices such as the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the Morgan Stanley Capital International Europe Index (Europe Fund); the Tokyo Stock Exchange (TOPIX) First Section Index (Japan Fund); the Morgan Stanley Capital International (All Countries) Asia Pacific ex Japan Free Index (Southeast Asian Fund); the Morgan Stanley Capital International Europe, Australia and Far East Index (International Equity Portfolio); the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, the Fund may, with proper authorization, reprint articles written about the Fund and provide them to prospective shareholders.

     The Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of the Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The advisers, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of the Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of the Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

     The Fund presents performance information for each class thereof since the commencement of operations of the Fund rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the Fund is therefore based on the performance history of a predecessor class. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum contingent deferred sales charge (in the case of Class B and Class C Shares ) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

     Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to the Fund.

     Advertisements for the Chase Vista Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              Total Rate of Return

     The total rate of return for the Fund or a class for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

     The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.

     Because the Fund is new, there is no historical information to provide regarding total rate of return.

                                Yield Quotations

     Any current "yield" quotation for a class of shares shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

     Because the Fund is new, there is no historical information to provide regarding yields.

                        DETERMINATION OF NET ASSET VALUE

     As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King, Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund often invests in securities listed on foreign exchanges which trade on Saturdays or other customary United States national business holidays on which the Fund does not price, the Fund's portfolios will trade and the net asset value of the Fund's shares may be significantly affected on days on which the investor has no access to the Fund.

     The Fund calculates its NAV once each business day at the close of regular trading on the New York Stock Exchange. Equity securities are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities. Bonds and other fixed income securities (other than short-term obligations, but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

     Interest income on long-term obligations is determined on the basis of interest accrued plus amortization of discount (generally, the difference between coupon acquisition price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

     The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectus are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

     An investor can buy shares in the Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the Chase Vista Service Center; or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

     Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

                                 Class A Shares

     The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                                               Amount of
                                    Sales charge as a         sales charge
                                      percentage of:          reallowed to
                                -------------------------     dealers as a
Amount of transaction at         Offering     Net amount     percentage of
   offering price ($)              price       invested      offering price
-----------------------------   ----------   ------------   ---------------
Under 100,000                      [5.75          6.10             5.00]
100,000 but under 250,000          [3.75          3.90             3.25]
250,000 but under 500,000          [2.50          2.56             2.25]
500,000 but under 1,000,000        [2.00          2.04             1.75]

     There is no initial sales charge on purchases of Class A shares of $1 million or more.

     The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold payments with respect to short-term investments.

     Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if the Fund has only one class, shares of the Fund), excluding shares of any Chase Vista money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of the Fund currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or (ii) cost of any shares acquired and still held in the Fund, or any other Chase Vista fund excluding any Chase Vista money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value
(the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) purchased thereafter.

     Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both Chase Vista and non-Chase Vista mutual funds. With Board of Trustee approval, the money that is invested in Chase Vista Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

     No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

     The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of Chase Vista Fund shares), financial institutions trust departments investing an aggregate of $1 million or more in the Chase Vista Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the Chase Vista Funds.

     Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

     Investors may incur a fee if they effect transactions through a broker or agent.

     Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the Chase Vista Funds Service Center.

     Shareholders of record of any Chase Vista fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any Chase Vista fund, provided there is no change in account registration.

     The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.

     Shareholders of other Chase Vista Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

     The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Reinstatement Privilege. Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next determined net asset value.

Class B (or C) shareholders who have redeemed their shares and paid a CDSC with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B (or C) shares.

     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any Vista money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the Vista non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

     The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectus. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and, (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

     The Fund may require signature guarantees for changes that shareholders request be made in the Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectus. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

                           DISTRIBUTIONS; TAX MATTERS

     The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

                 Qualification as a Regulated Investment Company

     The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for the Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

     In addition to satisfying the Distribution Requirement, a regulated investment company must (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

     In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

     The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

     If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, under recently enacted legislation, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the Distribution Requirement and would be taken into account for purposes of the 4% excise tax (described below).

     If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  Excise Tax on Regulated Investment Companies

     A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

     The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               Fund Distributions

     The Fund anticipates distributing substantially all of its net investment income for each taxable year. An investor can choose from three distribution options: (i) reinvest all distributions in additional Fund shares without a sales charge; (ii) receive distributions from net investment income in cash or by ACH to a pre-established bank account while reinvesting capital gains distributions in additional shares without a sales charge; or, (3) receive all distributions in cash or by ACH. One can change his or her distribution option by notifying the Chase Vista service center in writing. If an investor does not select an option when he or she opens his or her account, all distributions will be reinvested. All distributions not paid in cash or by ACH will be reinvested in shares of the same share class. The investor will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the quarter in which the reinvestment occurs.

     If a check representing the Fund distribution is not cashed within a specified period, the Chase Vista Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another Chase Vista fund without a sales charge.

If the Chase Vista Service Center does not receive the investor's election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the Chase Vista Service Center sends you correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of the Funds. Dividends paid on Class A and Class B shares are calculated at the same time. In general, dividends on Class B shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

     The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

     [Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, the maximum tax rate for capital assets with a holding period beginning after December 31, 2000 and held for more than five years will be 18%.]

     Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

     Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. In certain circumstances, a shareholder that (i) has held shares of the Fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends, will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. The Fund must also meet this holding period requirement with respect to its foreign stock and securities in order to flow through "creditable" taxes. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax advisor regarding the potential application of foreign tax credits.

     The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in obligations such as certain Brady Bonds or zero coupon securities having original issue discount or market discount if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any of the foregoing income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to dispose of other securities to be able to make distributions to its investors.

     Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

     Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

     Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

     The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          Sale or Redemption of Shares

     A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              Foreign Shareholders

     Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

     If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Fur-thermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

     If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

     In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

                           State and Local Tax Matters

     Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to the Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                         Effect of Future Legislation

     The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                      MANAGEMENT OF THE TRUST AND THE FUND

                              Trustees and Officers

     The Trustees and officers of the Trust and their principal occupations for at least the past five years are set forth below. Their titles may have varied during that period.

     Fergus Reid, III--Chairman of the Trust. Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. Age: 67. Address: 202 June Road, Stamford, CT 06903.

     *H. Richard Vartabedian--Trustee and President of the Trust. Investment Management Consultant, formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980 through 1991. Age: 64. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576.

     William J. Armstrong--Trustee. Consultant, Enduneering, Inc.; formerly, Vice President and Treasurer, Ingersoll-Rand Company. Age: 58. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656.

     John R.H. Blum--Trustee. Attorney in private practice; formerly, partner in the law firm of Richards, O'Neil & Allegaert; Commissioner of Agriculture--State of Connecticut, 1992-1995. Age: 70. Address: 322 Main Street, Lakeville, CT 06039.

     Stuart W. Cragin, Jr.--Trustee. Retired; formerly President, Fairfield Testing Laboratory, Inc. He has previously served in a variety of marketing, manufacturing and general management positions with Union Camp Corp., Trinity Paper & Plastics Corp., and Conover Industries. Age: 66. Address: 108 Valley Road, Cos Cob, CT 06807.

     Roland R. Eppley, Jr.--Trustee. Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association Inc., (1971-1988); Director, Janel Hydraulics, Inc.; Director of The Hanover Funds, Inc. Age: 67.
Address: 105 Coventry Place, Palm Beach Gardens, FL 33418.

     Joseph J. Harkins--Trustee. Retired; formerly, Commercial Sector Executive and Executive Vice President of The Chase Manhattan Bank, N.A. from 1985 through 1990. He has been employed by Chase in numerous capacities and offices since 1954. Director of Jefferson Insurance Company of New York and Monticello Insurance Company. Age: 69. Address: 257 Plantation Circle South,
Ponte Vedra Beach, FL 32082.

     *Sarah E. Jones--Trustee. President and Chief Operating Officer of Chase Mutual Funds Corp.; formerly Managing Director for the Global Asset Management and Private Banking Division of The Chase Manhattan Bank. Age: 47. Address:
Chase Mutual Funds Corp., 1211 Avenue of the Americas, 41st Floor, New York, New York 10081.

     W.D. MacCallan--Trustee. Director of The Adams Express Co. and Petroleum & Resources Corp.; formerly Chairman of the Board and Chief Executive Officer of The Adams Express Co. and Petroleum & Resources Corp.; Director of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. Age: 72. Address: 624 East 45th Street, Savannah, GA 31405

     W. Perry Neff--Trustee. Independent Financial Consultant; Director of Petroleum & Resources Corp. and The Adams Express Co.; Director and Chairman of The Hanover Funds, Inc. Age: 73. Address: RR 1 Box 102, Weston, VT 05181.

     *Leonard M. Spalding, Jr.--Trustee. Retired; formerly, Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; Chief Investment Executive of The Chase Manhattan Bank. Age: 64. Address: 2025 Lincoln Park Road, Springfield, KY 40069.

     Richard E. Ten Haken--Trustee. Chairman of the Audit Committee. Formerly District Superintendent of Schools, Monroe No. 2 and Orleans Counties, New York; Chairman of the Board and President, New York State Teachers' Retirement System. Age: 65. Address: 4 Barnfield Road, Pittsford, NY 14534.

     Irving L. Thode--Trustee. Retired; formerly Vice President of Quotron Systems. He has previously served in a number of executive positions with Control Data Corp., including President of its Latin American Operations, and General Manager of its Data Services business. Age: 69. Address: 80 Perkins Road, Greenwich, CT 06830.

     Martin R. Dean--Treasurer and Assistant Secretary. Associate Director, Accounting Services, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219.

     Lisa Hurley--Secretary. Senior Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age:
45. Address: 90 Park Avenue, New York, NY 10016.

     Vicky M. Hayes--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 37. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10081.

     Alaina Metz--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services, Inc.; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address: 3435 Stelzer Road, Columbus, OH 43219.

----------
* Asterisks indicate those Trustees that are "Interested Persons" (as defined in the 1940 Act). Mr. Reid is not an interested person of the Trust's investment advisers or principal underwriter, but may be deemed an interested person of the Trust solely by reason of being an officer of the Trust.

     The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. [The Audit Committee met two times during the fiscal year ended October 31, 2000.]

     The Board of Trustees of the Trust has established an Investment Committee. The members of the Investment Committee are Messrs. Vartabedian (Chairman), Reid and Spalding. The function of the Investment Committee is to review the investment management process of the Trust.

     The Trustees and officers of the Trust appearing in the table above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select
Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio (these entities, together with the Trust, are referred to below as the "Chase Vista Funds").

            Remuneration of Trustees and Certain Executive Officers:

     Each Trustee is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the advisers is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the advisers. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component.

     Set forth below is information regarding compensation paid or accrued during the fiscal year ended October 31, 2000 for each Trustee of the Trust:

                                                                            Total
                                                                        Compensation
                                             Pension or                     from
                                             Retirement               "Fund Complex"(2)
                                          Benefits Accrued        (includes all Chase Vista
                                       by the Fund Complex(1)      Trusts and Portfolios)
                                      ------------------------   --------------------------
Fergus Reid, III, Trustee                        $--                         $--
H. Richard Vartabedian, Trustee                   --                          --
William J. Armstrong, Trustee                     --                          --
John R.H. Blum, Trustee                           --                          --
Stuart W. Cragin, Jr., Trustee                    --                          --
Ronald R. Eppley, Jr., Trustee                    --                          --
Joseph J. Harkins, Trustee                        --                          --
Sarah E. Jones, Trustee                           --                          --
W.D. MacCallan, Trustee                           --                          --
W. Perry Neff, Trustee                            --                          --
Leonard M. Spalding, Jr., Trustee                 --                          --
Richard E. Ten Haken, Trustee                     --                          --
Irving L. Thode, Trustee                          --                          --

----------
(1) Data reflects total benefits accrued by the Trust, Mutual Fund Select Group, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio for the fiscal year ended October 31, 2000, and by Mutual Fund Trust, Mutual Fund Select Trust and Mutual Fund Variable Annuity Trust for the fiscal year ended August 31, 2000.
(2) Data reflects total compensation earned during the period January 1, 2000 to December 31, 2000 for service as a Trustee to the Trust, Mutual Fund Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Capital Growth Portfolio, Growth and Income Portfolio and International Equity Portfolio.

----------
As of December 31, 2000, the Trustees and officers as a group owned less than 1% of the Fund's outstanding shares, all of which were acquired for investment purposes. For the fiscal year ended October 31, 2000, the Trust paid its disinterested Trustees fees and expenses for all of the meetings of the Board and any committees attended in the aggregate amount of approximately $[89,000] which amount is then apportioned among the Funds comprising the Trust.

             Chase Vista Funds Retirement Plan for Eligible Trustees

     Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to the sum of (i) 8% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds and (ii) 4% of the highest annual compensation received from the Covered Funds for each year of service in excess of 10 years, provided that no Trustee's annual benefit will exceed the highest annual compensation received by that Trustee from the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

     Set forth below in the table are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of October 31, 2000, the estimated credited years of service for Messrs. Reid, Vartabedian, Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, Neff, Spalding, Ten Haken and Thode and for Ms. Jones are [15, 7, 12, 15, 6, 10, 9, 9, 15, 1, 14, 6 and 0], respectively.

                 Highest Annual Compensation Paid by All Chase Vista Funds
             -------------------------------------------------------------------
             $80,000      $100,000      $120,000      $140,000      $160,000
Years of
Service               Estimated Annual Benefits Upon Retirement
-------      -------------------------------------------------------------------
16           $80,000      $100,000      $120,000      $140,000      $160,000
14            76,800        96,000       115,200       134,400       153,600
12            70,400        88,000       105,600       123,200       140,800
10            64,000        80,000        96,000       112,000       128,000
 8            51,200        64,000        76,800        89,600       102,400
 6            38,400        48,000        57,600        67,200        76,800
 4            25,600        32,000        38,400        44,800        51,200

     Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the advisers, administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of Chase Vista Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

     Messrs. Eppley, Ten Haken, Thode and Vartabedian have each executed a deferred compensation agreement for the 2000 calendar year and as of October 31, 2000 they had contributed [$52,400, $27,700, $58,950 and $98,250], respectively.

     The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             Adviser and Sub-Adviser

     Chase acts as investment adviser to the Fund pursuant to an Investment Advisory Agreement, dated as of May 6, 1996 (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, Chase is responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, Chase provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund's investments. The advisers continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Fund's assets shall be held uninvested. The advisers to the Fund furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Fund. The Advisory Agreement for the Fund will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

     Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Fund with greater opportunities and flexibility in accessing investment expertise.

     Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of the Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

     With respect to the Fund investing in equity securities, the equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify undervalued stocks.

     In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceeds the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sales, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     Under the Advisory Agreement, Chase may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that Chase may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of Chase as long as all such persons are functioning as a part of an organized group of persons, managed by authorized officers of Chase.

     Chase, on behalf of the Fund, has entered into an investment sub-advisory agreement dated as of May 6, 1996 with Chase Asset Management, Inc. ("CAM"). With respect to the day-to-day management of the Fund, under the sub-advisory agreement CAM makes decisions concerning, and places all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. CAM may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of Chase; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

     Chase, a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. The Chase Manhattan Corporation is the entity resulting from the merger of The Chase Manhattan Corporation into Chemical Banking Corporation on March 31, 1996. Chemical Banking Corporation was thereupon renamed The Chase Manhattan Corporation. Also included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Chase is located at 270 Park Avenue, New York, New York 10017.

     CAM is a wholly-owned operating subsidiary of the Adviser. CAM is registered with the Securities and Exchange Commission as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CAM also serve as portfolio managers for Chase. CAM is located at 1211 Avenue of the Americas, New York, New York 10036.

     In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of the Fund's average daily net assets specified in the relevant Prospectus. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CAM will be entitled to receive, with respect to the Fund, such compensation, payable by the adviser out of its advisory fee, as is described in the Prospectus.

                                  Administrator

     Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Fund. Chase provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries, and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

     Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

     In addition, the Administration Agreements provide that, in the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during the fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the services provided by Chase pursuant to the Administration Agreements, Chase receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year, except that with respect to the International Equity Fund, Chase receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.05% of their respective average daily net assets. Chase may voluntarily waive a portion of the fees payable to it with respect to the Fund on a month-to-month basis.

                               Distribution Plans

     The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of the Fund as described in the Prospectus, which provide that such classes of the Fund shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in its Prospectus. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of the Fund will be conducted generally by the Chase Vista Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other Chase Vista Funds.

     Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts.

Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

     Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

     Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

     Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on [October 13, 1995]. The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provide that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

     Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:

                                                        Total
                                                        Value
                                                    ------------
Advertising and sales literature                    $
Printing, production and mailing of prospectuses
 and shareholder report to other than current
 shareholders
Compensation to sales personnel
Compensation to sales personnel
B share financing charges
Equipment, supplies and other indirect
 distribution-related expenses

     With respect to the Class B shares of the Fund, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.

                  Distribution and Sub-Administration Agreement

     The Trust has entered into a Distribution and Sub-Administration Agreement dated [August 24, 1995] (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter, provides certain administration services and promotes and arranges for the sale of each class of Shares.

The Fund's distributor is Vista Fund Distributors, Inc. ("VFD"). VFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. In addition, pursuant to the Distribution Agreement, the Distributor provides certain sub-administration services to the Trust, including providing officers, clerical staff and office space. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A, Class B or Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the Chase Vista Funds, and activities intended to promote the Fund's Class A, Class B or Class C shares may also benefit the Fund's other shares and other Chase Vista Funds.

     VFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more Vista Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U.S.

     VFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other Chase Vista Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by VFD out of compensation retained by it from the Fund or other sources available to it.

     The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for wilful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

     In consideration of the sub-administration services provided by the Distributor pursuant to the Distribution Agreement, the Distributor receives an annual fee, payable monthly, of 0.05% of the net assets of the Fund. The Distributor may voluntarily waive a portion of the fees payable to it under the Distribution Agreement with respect to the Fund on a month-to-month basis.

           Shareholder Servicing Agents, Transfer Agent and Custodian

     The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of the Funds held by investors for whom the shareholder servicing agent maintains a servicing relationship. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

     Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

     Shareholder Servicing Agents may offer additional services to their customers, such as pre-authorized or systematic purchase and redemption plans. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

     For shareholders that bank with Chase, Chase may aggregate investments in the Chase Vista Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the Chase Vista Funds.

     Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

     The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

     Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolio of the Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Fund. Chase is located at 3 Metro-tech Center, Brooklyn, NY 11245. [Investors Bank and Trust Co.]

                             INDEPENDENT ACCOUNTANTS

     The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended [October 31, 1999,] and the related financial highlights which appear in the Prospectus, have been incorporated herein and included in the Prospectus in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Fund, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Fund with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

     Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. Chase and its affiliates may sell U.S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. Chase has informed the Fund that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                               GENERAL INFORMATION

                                    Expenses

     The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

              Description of Shares, Voting Rights and Liabilities

     Mutual Fund Investment Trust is an open-end, non-diversified management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts in [1987]. Because the Trust is "non-diversified", more than 5% of the assets of the Fund may be invested in the obligations of any single issuer, which may make the value of the shares in the Fund more susceptible to certain risks than shares of a diversified mutual fund.

     The Trust currently consists of [ ] series of shares of beneficial interest, par value $.001 per share. With respect to the Fund, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportional fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of class generally vote together except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by the Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

     The Fund offers Class A, Class B and Class C shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectus. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

     Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

     The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed rep-resented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or
(ii) by the vote of the holders of a majority of its outstanding shares, or
(iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

     Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

     Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                                Principal Holders

     Because the Fund is new, no person, as of [January 1, 2001] owned of record more than 1% of all class of the Fund.

                              Financial Statements

     Because the Fund is new, there are no financial statements to provide for the Fund.

               Specimen Computations of Offering Prices Per Share

               IPO & Emerging Company Fund (specimen computations)

A Shares:

Net Asset Value and Redemption Price per Share
 of Beneficial Interest at January 2, 2001                                  $[___]

Maximum Offering Price per Share ([___]  divided by .9425)
 (reduced on purchases of $100,000 or more)                                 $[___]

B Shares:

Net Asset Value and Redemption Price per Share
 of Beneficial Interest at January 2, 2001                                  $13.51


C Shares:

Net Asset Value and Redemption Price per Share of Beneficial Interest at
 January 2, 2001                                                           $[___]


                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES
                              OR INSTRUMENTALITIES

     Federal Farm Credit System Notes and Bonds--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

     Maritime Administration Bonds--are bonds issued and provided by the Department of Transportation of the U.S. Government and are guaranteed by the U.S. Government.

     FNMA Bonds--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. Government.

     FHA Debentures--are debentures issued by the Federal Housing
Administration of the U.S. Government and are guaranteed by the U.S.
Government.

     FHA Insured Notes--are bonds issued by the Farmers Home Administration, the U.S. Government and are guaranteed by the U.S. Government.

     GNMA Certificates--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. Government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to the Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

     FHLMC Certificates and FNMA Certificates--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. Government.

     GSA Participation Certificates--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. Government.

     New Communities Debentures--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

     Public Housing Bonds--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

     Penn Central Transportation Certificates--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

     SBA Debentures--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

     Washington Metropolitan Area Transit Authority Bonds--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

     FHLMC Bonds--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

     Federal Home Loan Bank Notes and Bonds--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

     Student Loan Marketing Association ("Sallie Mae") Notes and bonds--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

     D.C. Armory Board Bonds--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

     Export-Import Bank Certificates--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

     In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

     Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS

A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

Moody's Investors Service's Corporate Bond Ratings

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group Corporate Bond Ratings

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated "CI" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

Moody's Investors Service's Commercial Paper Ratings

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Group Commercial Paper Ratings

A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Fitch Bond Ratings

     AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch

     A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

Fitch Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch's short-term ratings are as follows:

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Fund's investment manager will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

                          PART C - OTHER INFORMATION


Item 23.         Exhibits





1        Declaration of Trust dated as of [September 19, 1997].*



2        By-Laws.*


3        None.


4(a) Form of Investment Advisory Agreement between Trust and The Chase Manhattan Bank.*


4(b) Form of Investment Advisory Agreement between Trust and Chase Fleming Asset Management (USA) Inc.@


4(c)     Form of Administration Agreement.*


4(d)     Form of Sub-Advisory Agreement between Chase Fleming Asset Management
         (USA) Inc. and Symphony Asset Management LLC.@


4(e)     Form of Administration Agreement with PFPC Inc.@


5        Form of Distribution and Sub-Administration Agreement.*


6        None.


7(a)     Form of Custodian Agreement.*


7(b)     Form of Custodian Agreement with PFPC Inc.@


8        Form of Transfer Agency Agreement.*

9 Opinion and consent of counsel as to the legality of the securities being registered.*


10       Consent of Independent Auditors.+

11 Financial Statements and the Reports thereon for the Fund filed herein for the fiscal year ended [December 31, 1999] are incorporated by reference into this Part B as part of the 1999 Annual Reports to Shareholders for the Fund as filed with the Securities and Exchange Commission by the Registrant on Form N-30D on February 18 and 28, 2000, accession numbers 0000950146-00-000154 and 0000950146-00-000200.

12       None.


13       Distribution Plan.*


14       Financial Data Schedules.+


18       None.



* Previously filed with Registration Statement and Post-effective Amendments and are herein incorporated by reference.


+        Filed herewith.

Item 24.         Persons Controlled by or Under Common Control with the Fund.

Inapplicable.



Item 25.         Indemnification


Sections 10.2 and 10.4 of the Amended and Restated Declaration of Trust, filed as Exhibit 1, are incorporated herein by reference. Section 10.2 contains provisions limiting the liabilities of members of the Supervisory Committee and
Section 10.4 contains provisions for indemnification of the Trustee, members of the Supervisory Committee and officers of the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Trust and the Trustee pursuant to the foregoing provisions or otherwise, the Trust has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a director, officer, or controlling person of the Trust and the Trustee in connection with the successful defense of any action, suit or proceeding) is asserted against the Trust by such director, officer or controlling person or the Trustee in connection with the Units being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 26.         Business and Other Connections of Investment Adviser


(a) The Chase Manhattan Bank ("Chase") is the investment adviser of the Trust. Chase is a commercial bank providing a wide range of banking and investment services.

To the knowledge of the Registrant, none of the Directors or executive officers of Chase, except those described below, are or have been, at any time during the past two years, engaged in any other business, profession, vocation or employment of a substantial nature, except that certain Directors and executive officers of Chase also hold or have held various positions with bank and non-bank affiliates of Chase, including its parent, The Chase Manhattan Corporation. Each Director listed below is also a Director of The Chase Manhattan Corporation.


         Name            Position with Chase         Principal Occupation
         ----            -------------------         --------------------
Hans W. Becherer         Director              Chairman and CEO, Deere & Co.

Frank A. Bennack, Jr.    Director              Chairman and CEO, The Hearst
                                               Corp.

Susan V. Berresford      Director              President, The Ford Foundation

Donald L. Boudreau       Vice Chairman         None
                         Of the Board

M. Anthony Burns         Director              Chairman of the Board,
                                               President and Chief Executive
                                               Officer of Ryder System, Inc.

H. Laurance Fuller       Director              Chairman, President, Chief
                                               Executive Officer and Director
                                               of Amoco Corporation and
                                               Director of Abbott Laboratories

Melvin R. Goodes         Director              Chairman and CEO, Warner-Lambert
                                               Co.

William H. Gray III      Director              President and CEO, The College
                                               Fund/UNCF


George V. Grune          Director              Chairman and CEO, The Reader's
                                               Digest Assoc., Inc.

William Harrison         Vice Chairman         None
                         Of the Board

Harold S. Hook           Director              Retired Chairman, American
                                               General Corp.

Helene Kaplan            Director              Of Counsel, Skaden, Arps, Slate,
                                               Meager & Flom LLP

Thomas G. Labreque       President and Chief   Chairman, Chief Executive
                         Operating Officer     Officer and a Director of The
                         and Director          Chase Manhattan Corporation and
                                               a Director of AMAX, Inc.

Donald H. Layton         Vice Chairman         None
                         Of the Board

James B. Lee             Vice Chairman         None
                         Of the Board

Denis O'Leary            Executive             None
                         Vice President

Marc J. Shapiro          Vice Chairman         None
                         Of the Board

Joseph G. Sponholz       Vice Chairman         None
                         Of the Board

Henry B. Schacht         Director              Chairman and Chief Executive
                                               Officer of Cummins Engine
                                               Company, Inc. and a Director of
                                               each of American Telephone and
                                               Telegraph Company and CBS Inc.


                                     II-4

Walter V. Shipley        Chairman of the       None
                         Board and Chief
                         Executive Officer

Andrew C. Sigler         Director              Chairman of the Board and Chief
                                               Executive Officer, Champion
                                               International Corporation

John R. Stafford         Director              Chairman, President and Chief
                                               Executive Officer, American
                                               Home Products Corporation


Marina V. N. Whitman     Director              Professor of Business
                                               Administration and Public
                                               Policy, University of Michigan



(b) Chase Bank of Texas, N.A. ("CBT") is investment sub-adviser with respect to certain of the Funds. Its business has been solely that of a national bank.


The directors and executive officers (i.e., members of management committee) of the investment adviser have held during the past two fiscal years the following positions of a substantial nature:

                        Position(s)     Position(s)
                        and Offices     and Offices   Other Substantial
                          with             with      Business, Profession,
      Name                CBT           Registrant   Vocation or Employment
      -----             --------------  -----------  ----------------------
John L. Adams           Chairman,        None        None
                        President and
                        CEO

Elaine B. Agather       CEO, CBT --      None        None
                        Fort Worth,
                        Vice Chairman,
                        CBT -- Metroplex

Alan R. Buckwalter, III Director,        None        None
                        Vice Chairman






                                     II-6

                        Position(s)       Position(s)
                        and Offices       and Offices      Other Substantial
                           with              with        Business, Profession,
       Name                 CBT           Registrant     Vocation or Employment
       -----            --------------    -------------  ----------------------

Robert C. Hunter        Director,            None         None
                        Vice Chairman

S. Todd Maclin          Director,            None         None
                        Vice Chairman

Beverly H. McCaskill    Director,            None         None
                        Executive
                        Vice President

Scott J. McLean         Executive            None         None
                        Vice President

Cathy S. Nunnally       Executive            None         None
                        Vice President

Jeffrey B. Reitman      Director,            None         None
                        General Counsel

Harriet S. Wasserstrum  Director,            None         None
                        Vice Chairman




Item 27.         Principal Underwriters

Inapplicable.


Item 28.         Location of Accounts and Records


Accounts and other documents are maintained at the offices of the Registrant.

Item 29.  Management Services.

Inapplicable.


Item 30.  Undertakings

         (a) Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more of Registrant's directors when requested in writing to do so by the holders of at least 10% of Registrant's outstanding shares of common stock and, in connection with such meeting, to assist in communications with other shareholders in this regard, as provided under
                 Section 16(c) of the 1940 Act.

         (b) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without change.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York and the State of New York on the 8th day of December, 2000.



                                                  MUTUAL FUND INVESTMENT TRUST
                          By /s/ Sarah Jones
                             --------------------------
                             Sarah Jones
                             Chair

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             *                     Trustee                        December 8, 2000
-------------------------------
    Fergus Reid, III

/s/ H. Richard Vartabedian         Trustee                        December 8, 2000
-------------------------------
    H. Richard Vartabedian

             *                     Trustee                        December 8, 2000
-------------------------------
    William J. Armstrong

             *                     Trustee                        December 8, 2000
-------------------------------
    John R.H. Blum

             *                     Trustee                        December 8, 2000
-------------------------------
    Stuart W. Cragin, Jr.

             *
-------------------------------    Trustee                        December 8, 2000
    Roland R. Eppley, Jr.

             *                     Trustee                        December 8, 2000
-------------------------------
    Joseph J. Harkins

             *                     Chair and                      December 8, 2000
-------------------------------    Trustee
    Sarah E. Jones

             *
-------------------------------    Trustee                        December 8, 2000
    W.D. MacCallan

             *
-------------------------------    Trustee                        December 8, 2000
    W. Perry Neff

             *                     Trustee                        December 8, 2000
-------------------------------
    Leonard M. Spalding, Jr.

             *                     Trustee                        December 8, 2000
-------------------------------
    Irv Thode

             *                     Trustee                        December 8, 2000
-------------------------------
    Richard E. Ten Haken

/s/ Martin R. Dean                 Treasurer and                  December 8, 2000
-------------------------------    Principal Financial
    Martin R. Dean                 Officer

/s/ H. Richard Vartabedian         Attorney in                    December 8, 2000
-------------------------------    Fact
    H. Richard Vartabedian